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                                                                   Exhibit 99.C2




                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------


We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated May 19, 2004 in the Registration Statement of Equity Opportunity Trust, Value Select Ten Series 2004D.



                                    /S/ Ernst & Young LLP
                                    ---------------------
                                    ERNST & YOUNG LLP


New York, New York
May 19, 2004